Global High Income Dollar Fund Inc.                                Annual Report

                                            December 15, 1998

Dear Shareholder,

   We are pleased to present you with the annual report for Global High Income Dollar Fund Inc. (the "Fund") for the fiscal year ended October 31, 1998.


Global High Income
Dollar Fund Inc.
FUND PROFILE

[arrow pointing up]  Goal:
                     High level of current
                     income; secondarily
                     capital appreciation

[arrow pointing up]  Portfolio Manager:
                     Stuart Waugh
                     Mitchell Hutchins
                     Asset Management Inc.

[arrow pointing up]  Total Net Assets:
                     $294.1 million as of
                     October 31, 1998

[arrow pointing up]  Dividend Payments:
                     Monthly


Market Overview

   Emerging debt markets recovered from the sell-off of October 1997 in the first half of the fiscal year, but fell again when Russia defaulted on its domestic debt in August 1998. Liquidity dried up and selling became indiscriminate as hedge funds sold to meet margin calls and open-end mutual funds sold in anticipation of redemptions. Because of its closed-end structure, the Fund was not forced to sell securities at disadvantageous prices.

   For the 12 months, riskier markets like Russia, Brazil and Venezuela performed the worst; higher-rated markets like Poland, South Korea, Panama, Mexico and Argentina did better. The JP Morgan Emerging Market Bond Index Plus (EMBI+), the sector's benchmark, lost 10.10% for the year ended October 31, 1998. During the same period the developed markets, as measured by the Salomon Brothers World Government Bond Index, gained 10.50% on a currency-hedged basis.


Portfolio Review

Performance

   For the fiscal year ended October 31, 1998, the Fund (symbol: GHI) lost 6.17% based on changes in its net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates) and lost 0.70% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan).

   At October 31, 1998 the Fund's net asset value per share was $13.02, while its share price on the New York Stock Exchange was $11.50. During the year ended October 31, 1998, the Fund paid dividends totaling $1.31 per share, or approximately 11 cents per share per month.

Share Repurchases

   On September 16, 1998, the Fund announced that its Board of Directors authorized the Fund to repurchase up to 10% of its outstanding shares of common stock. The goal of this repurchase program is to reduce the Fund's discount to its net asset value and increase its return to shareholders. Share repurchases commenced in mid-September and have continued into the new fiscal year.

Highlights

   In the past, the Fund has taken a conservative approach to emerging-

Annual Report


Global High
Income Dollar
Fund, Inc.

Currency exposure
October 31, 1998(1)

                           [PIE CHART APPEARS HERE]


           U.S. Dollar          Foreign Unhedged          Foreign Hedged
           -----------          ----------------          --------------
              95.2%                   2.9%                     1.9%


market debt and has avoided leverage. As a consequence, the Fund has trailed its peers in bullish markets and outperformed them in bearish markets. This pattern prevailed during the fiscal year ended October 31, 1998. On a net-asset-value basis, the Fund lost 6.17% against the 23.56% loss of its Lipper peer group median.

   We did not sell the Fund's investments in Russian debt because the Fund remained substantially underweighted in Russia relative to the EMBI+. Additionally, the Fund held no ruble-denominated bonds or bills on which the government effectively defaulted. However, the Fund's exposure to Russian external debt hurt returns in August and September.

   During the period we made no radical changes to the Fund's credit allocations. While the Fund raised some cash during August, this was primarily from transactions in Greek drachma and Hungarian forint government bonds -- securities which at the time of sale had not been materially impacted by the sell-off in other emerging market securities. We used some of this cash to buy Argentine bonds and Moroccan loans at depressed levels in early October. Over the period, the Fund reduced allocations to Brazil and Mexico, and reinvested in Korean bonds.


Global High
Income Dollar
Fund, Inc.

Top five countries
October 31, 1998(1)

Mexico               21.5%
Poland                9.5%
Brazil                7.8%
Morocco               5.5%
Bulgaria              4.2%


Outlook

   Our view has evolved from the last reporting period. On the positive side, emerging market debt valuations should benefit from low interest rates in developed markets, replenishment of International Monetary Fund (IMF) resources after approval of the United States' $18 billion contribution, a consensus in Washington that official institutions (i.e., the IMF and the World Bank) can and should act as lenders of last resort, and Japanese government measures to improve bank solvency.

   On the negative side, emerging-market debt valuations are constrained by falling prices for commodity exports (primarily oil and copper), an uncertain outlook for fiscal reform in Brazil, the prospect of recession in Latin America exacerbated by a retraction of external financing, and chronic banking problems in Latin American, East European and Asian markets.

   After its deep sell-off in the August-September period, non-Russian, emerging-market debt has recovered strongly. Improvement in the sector's credit fundamentals, however, depends on resolution of Brazil's fiscal problems.

   Russian Soviet-era


----------
(1) All weightings represent percentages of net assets as of October 31, 1998, unless noted otherwise. The portfolio is actively managed and all holdings are subject to change.

Global High Income Dollar Fund Inc.                                Annual Report


external debt is trading at levels which suggest investors expect the Russian government to repudiate that debt, an event we believe is unlikely. The Russian government has said it does not have enough foreign exchange reserves to service all external debt next year. Since default would exclude Russia from foreign capital markets for some time, the government has a strong incentive to service its debt or work out another restructuring. Consequently, at present valuation levels the Fund will most likely continue to maintain some Russian exposure.

   The Fund is overweighted in Bulgaria, Mexico, Morocco and Poland, markets with only moderate financing requirements over the next 12 months and stable or improving credit fundamentals. It is underweighted in markets with large financing requirements such as Argentina, or where the risk of capital flight is greatest, such as Brazil and Venezuela. We remain wary of Brazil's fiscal and balance of payments problems, and have a defensive cash position of roughly 19%.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   For a quarterly Fund Profile on the Global High Income Dollar Fund Inc. or a fund in the PaineWebber Family of Funds,2 please contact your investment executive.

   Sincerely,

   /s/ Margo Alexander                        /s/ Stuart Waugh

   Margo Alexander                            Stuart Waugh
   President                                  Managing Director
   Mitchell Hutchins Asset Management Inc.    Mitchell Hutchins Asset
                                                Management Inc.
                                              Portfolio Manager, Global High
                                                Income Dollar Fund Inc.


   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.


----------
(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

Global High Income Dollar Fund Inc.

Portfolio of Investments                                        October 31, 1998



 Principal
  Amount                                                               Maturity         Interest
  (000)                                                                  Dates           Rates            Value
----------                                                             --------         --------          -----
LONG-TERM DEBT SECURITIES--77.59%

Argentina--4.83%
ARS 9,050  Republic of Argentina                                       02/12/07          11.750%          $7,400,817
$   5,000  Republic of Argentina                                       03/31/05           6.188+           4,150,000
    4,033  Republic of Argentina, DISC                                 03/31/23           6.625+           2,661,780
                                                                                                        ------------
                                                                                                          14,212,597
                                                                                                        ------------

Brazil--7.78%
   16,300  Federal Republic of Brazil, DISC                            04/15/24           6.125+           9,657,750
     3000  Federal Republic of Brazil, EXIT                            09/15/13           6.000            1,800,000
    4,000  Federal Republic of Brazil, NMB                             04/15/09           6.188+           2,225,000
   15,000  Federal Republic of Brazil, PAR                             04/15/24           5.500            9,187,500
                                                                                                        ------------
                                                                                                          22,870,250
                                                                                                        ------------

Bulgaria--4.17%
    3,500  Republic of Bulgaria, DISC                                  07/28/24           6.688+           2,476,250
   13,700  Republic of Bulgaria, FLIRB                                 07/28/12           2.500+           7,449,375
    3,555  Republic of Bulgaria, IAB                                   07/28/11           6.688+           2,346,300
                                                                                                        ------------
                                                                                                          12,271,925
                                                                                                        ------------

Chile--1.59%
    3,000  Banco del Estado Chile, S.A.(4)                             08/01/01           8.390            3,019,800
    2,000  Empresa Nacional de Electricidad, S.A.                      02/01/37           7.325            1,650,358
                                                                                                        ------------
                                                                                                           4,670,158
                                                                                                        ------------

Colombia--2.35%
    8,000  Republic of Colombia                                        08/13/05           8.820            6,920,000
                                                                                                        ------------

Kazakhstan--0.83%
    3,500  Republic of Kazakhstan                                      10/02/02           8.375            2,432,500
                                                                                                        ------------

Korea--4.20%
   13,270  Republic of Korea                                    04/15/03 to 04/15/08  8.750 to 8.875      12,345,363
                                                                                                        ------------

Mexico--21.45%
    3,464  Coca Cola Femsa, S.A. de C.V.                               11/01/06           8.950            3,360,080
    3,000  Grupo Industrial Durango, S.A. de C.V.                      07/15/01          12.000            2,190,000
    5,700  Grupo Televisa, S.A. de C.V.                                05/15/08         0/13.250@          4,018,500
    8,125  Mexican Multi Year Refinance Loan Participation
              (Salomon Brothers)(1)(4)                                 03/20/05           6.500+           6,403,556
    9,500  Petroleos Mexicanos                                  03/30/05 to 12/01/23  8.375 to 8.625       7,517,500
   12,568  United Mexican States                                       05/15/26          11.500           12,945,040
   30,621  United Mexican States, DISC(2)                              12/31/19       6.116 to 6.617+     23,999,209
    3,500  United Mexican States, PAR(5)                               12/31/19           6.250            2,638,125
                                                                                                        ------------
                                                                                                          63,072,010
                                                                                                        ------------
Morocco--5.48%
    5,000  Kingdom of Morocco Loan Participation,
              Tranche A (Chase Manhattan Bank)(1)(4)                   01/01/09           6.563+           3,750,000
   16,495  Kingdom of Morocco Loan Participation,
              Tranche A (Morgan Guaranty Trust)(1)(4)                  01/01/09           6.563+          12,371,250
                                                                                                        ------------
                                                                                                          16,121,250
                                                                                                        ------------
Panama--2.85%
   11,306  Republic of Panama, PDI                                     07/17/16           6.688+           8,366,407
                                                                                                        ------------

Global High Income Dollar Fund Inc.



 Principal
  Amount                                                               Maturity         Interest
  (000)                                                                  Dates           Rates            Value
----------                                                             --------         --------          -----
LONG-TERM DEBT SECURITIES (concluded)

Peru--1.54%
$   8,000  Republic of Peru, PDI                                       03/07/17           4.000%++      $4,520,000
                                                                                                      ------------

Philippines--1.10%
    4,600  Republic of Philippines, DCB                                12/01/09           6.563+         3,220,000
                                                                                                      ------------

Poland--9.52%
PLN 23,780  Republic of Poland(4)                              06/12/02 to 02/12/03      12.000          6,684,380
$   32,300  Republic of Poland, PAR                                    10/27/24           3.000++       21,318,000
                                                                                                      ------------
                                                                                                        28,002,380
                                                                                                      ------------

Russia--1.44%
   18,236  Russian IAN                                                 12/15/15           6.625+         1,800,785
   22,080  Russian Principal Loan (Chase Manhattan Bank)(1)(4)         12/15/20           6.625+         1,738,800
    3,000  Russia Federation                                           06/24/28          12.750            705,000
                                                                                                      ------------
                                                                                                         4,244,585
                                                                                                      ------------

Trinidad & Tobago--2.94%
    9,000  Republic of Trinidad and Tobago(4)                  11/03/00 to 10/03/04  9.750 to 11.750     8,640,000
                                                                                                      ------------

Tunisia--2.00%
    7,000  Banque Centrale de Tunisie                                  09/19/07           7.500          5,880,000
                                                                                                      ------------

Venezuela--3.52%
    7,590  Republic of Venezuela,                              08/15/18 to 09/15/27  9.250 to 13.625     4,923,600
    8,175  Republic of Venezuela, PAR(3)                               03/31/20           6.750          5,436,375
                                                                                                      ------------
                                                                                                        10,359,975
                                                                                                      ------------
Total Long-Term Debt Securities (cost - $267,382,429)                                                  228,149,400
                                                                                                      ------------

Principal
 Amount                                                                                        Maturity       Interest
 (000)                                                                                           Dates         Rates        Value
---------                                                                                      --------       --------      -----
REPURCHASE AGREEMENTS--19.29%
   10,000  Repurchase agreement dated 10/30/98 with Deutsche Bank Securities Incorporated, collateralized by $9,725,000 U.S. Treasury Notes, 7.125% due 02/29/00
              (value - $10,316,729); proceeds: $10,004,479                                     11/02/98        5.375     10,000,000

   10,000  Repurchase agreement dated 10/30/98 with Dresdner Kleinwort Benson N.A.
              LLC, collateralized by $9,425,000 U.S. Treasury Notes, 6.500% due 05/31/01
              (value - $10,456,021); proceeds: $10,004,417                                     11/02/98        5.300     10,000,000

    6,733  Repurchase agreement dated 10/30/98 with Morgan Stanley &Company, Incorporated, collateralized by $5,105,000 U.S. Treasury Bonds, 10.375% due 11/15/09
              (value - $7,112,011); proceeds: $6,735,991                                       11/02/98        5.330      6,733,000

   10,000  Repurchase agreement dated 10/30/98 with Salomon Smith Barney
              Inc., collateralized by $9,560,000 U.S. Treasury Notes, 7.500%
              due 10/31/99;
              (value - $10,563,513); proceeds: $10,004,458                                     11/02/98        5.350     10,000,000

   10,000  Repurchase agreement dated 10/30/98 with SG Cowen Securities Corp., collateralized by $9,027,000 U.S. Treasury Notes, 6.500% due 10/15/06
              (value - $10,226,021); proceeds: $10,004,500                                     11/02/98        5.400     10,000,000



Principal
 Amount                                                                                   Maturity       Interest
 (000)                                                                                     Dates          Rates           Value
---------                                                                                 --------       --------         -----
REPURCHASE AGREEMENTS (concluded)
$  10,000  Repurchase agreement dated 10/30/98 with State Street Bank Corporation, collateralized by $7,105,000 U.S. Treasury Bonds, 8.875% due 08/15/17
              (value - $10,336,496); proceeds: $10,004,417                                11/02/98        5.300%      $  10,000,000
                                                                                                                      -------------
Total Repurchase Agreements (cost - $56,733,000)                                                                         56,733,000
                                                                                                                      -------------
Total Investments (cost - $324,115,429) - 96.88%                                                                        284,882,400
Other assets in excess of liabilities - 3.12%                                                                             9,184,760
                                                                                                                      -------------
Net Assets - 100.00%                                                                                                  $ 294,067,160
                                                                                                                      =============


----------
Note: The Porfolio of Investments is listed by the issuer's country of origin

    @ Current coupon rate is 0% on step up rate. Subsequent to 05/15/01 rate will change to 13.250%.
    + Reflects rate at October 31, 1998 on variable rate instruments
   ++ Reflects rate at October 31, 1998 on step coupon rate instruments
  (1) Participation interest was acquired through the financial institution indicated parenthetically
  (2) With an additional 47,108,000 recoverable rights attached maturing on 06/30/03 with no market value
  (3) With an additional 40,875 warrants attached maturing on 4/15/20 with no market value
  (4) Illiquid securities represent 14.49% of net assets
  (5) With an additional 3,500,000 warrants attached maturing on 06/30/03 with no market value
  ARS Argentine Peso
  DCB Debt Conversion Bond
 DISC Discount Bond
 EXIT Investment Bond
FLIRB Front-loaded Interest Reduction Bond
  IAB Interest Arrears Bond
  IAN Interest Arrears Note
  NMB New Money Bond
  PAR Par Bond
  PDI Past Due Interest Bond
  PLN Polish Zloties

FORWARD FOREIGN CURRENCY CONTRACT

                                                                                 Unrealized
                    Contract to Deliver   In Exchange for    Maturity Date      Depreciation
                    -------------------   ---------------    -------------      ------------
Polish Zloties           20,500,493        US$ 5,477,912        02/22/99         $ 277,169
                                                                                ============

INVESTMENTS BY TYPE OF ISSUER

                                                                                         Percentage of Net Assets
                                                                                         ------------------------
                                                                                         Long-term     Short-term
                                                                                         ---------     ----------
Government and other public issuers                                                          70.19%          --
Repurchase agreements                                                                          --           19.29%
Oil/Gas                                                                                       2.56           --
Broadcasting                                                                                  1.37           --
Beverage/Bottling                                                                             1.14           --
Banks                                                                                         1.03           --
Industrial                                                                                    0.74           --
Utilities--Electric & Water                                                                   0.56           --
                                                                                             -----          -----
                                                                                             77.59%         19.29%
                                                                                             =====          =====


                 See accompanying notes to financial statements

Global High Income Dollar Fund Inc.

Statement of Assets and Liabilities                             October 31, 1998


Assets
Investments in securities, at value (cost - $267,382,429)                                           $228,149,400
Repurchase agreements (cost - $56,733,000)                                                            56,733,000
Cash denominated in foreign currencies (cost - $4,162)                                                     4,180
Receivable for investments sold                                                                        3,921,180
Interest receivable                                                                                    6,114,063
Other assets                                                                                               3,326
                                                                                                    ------------
Total assets                                                                                         294,925,149
                                                                                                    ------------


Liabilities
Payable to investment adviser and administrator                                                          307,253
Unrealized depreciation on forward currency contracts                                                    277,169
Payable for shares of capital stock repurchased                                                           59,788
Accrued expenses and other liabilities                                                                   213,779
                                                                                                    ------------
Total liabilities                                                                                        857,989
                                                                                                    ------------


Net Assets
Capital stock - $0.001 par value; total authorized shares - 100,000,000;
22,587,267 shares issued and outstanding                                                             327,308,707
Accumulated net realized gain from investments                                                         6,285,829
Net unrealized depreciation of investments, other assets, liabilities and
forward contracts denominated in foreign currencies                                                  (39,527,376)
                                                                                                    ------------
Net assets                                                                                          $294,067,160
                                                                                                    ============
Net asset value per share                                                                                 $13.02
                                                                                                          ======


                See accompanying notes to financial statements

Global High Income Dollar Fund Inc.

Statement of Operations


                                                                                                      For the
                                                                                                   Year Ended
                                                                                                October 31,1998
                                                                                                ---------------
Investment income:

Interest (net of foreign withholding taxes)                                                        $34,080,304
                                                                                                  ------------

Expenses:

Investment advisory and administration                                                               4,262,691
Custody and accounting                                                                                 286,286
Reports and notices to shareholders                                                                    115,777
Legal and audit                                                                                         80,239
Transfer agency fees                                                                                    74,012
Amortization of organizational expenses                                                                 24,933
Directors' fees                                                                                         10,500
Other expenses                                                                                          59,330
                                                                                                  ------------
                                                                                                     4,913,768
                                                                                                  ------------
Net investment income                                                                               29,166,536
                                                                                                  ------------

Realized and unrealized gains (losses) from investment activities:

Net realized gains (losses) from:
   Investment transactions                                                                          13,429,681
   Foreign currency transactions                                                                    (4,298,228)
Net change in unrealized appreciation/depreciation of:
   Investments                                                                                     (57,425,201)
   Other assets, liabilities and forward contracts denominated in foreign currencies                   (43,287)
                                                                                                  ------------

Net realized and unrealized loss from investment activities                                        (48,337,035)
                                                                                                  ------------

Net decrease in net assets resulting from operations                                              $(19,170,499)
                                                                                                  =============



                 See accompanying notes to financial statements

Global High Income Dollar Fund Inc.

Statement of Changes in Net Assets

                                                                                         For the Years Ended
                                                                                             October 31,
                                                                                      ------------------------
                                                                                        1998            1997
                                                                                      --------        --------
From operations:
Net investment income                                                                $29,166,536     $29,733,816
Net realized gains on investment transactions                                         13,429,681      23,969,822
Net realized losses from foreign currency transactions                                (4,298,228)     (5,045,492)
Net change in unrealized appreciation/depreciation of:
   Investments                                                                       (57,425,201)    (15,723,541)
   Other assets, liabilities and forward contracts denominated in
     foreign currencies                                                                  (43,287)       (311,768)
                                                                                    ------------    ------------
Net increase (decrease) in net assets resulting from operations                      (19,170,499)     32,622,837
                                                                                    ------------    ------------
Dividends and distributions to stockholders:
From net investment income                                                           (24,868,308)    (24,688,136)
From net realized gains from investment transactions                                  (2,487,041)        --
In excess of net investment income                                                    (2,369,284)     (4,232,904)
                                                                                    ------------    ------------
Total dividends and distributions to stockholders                                    (29,724,633)    (28,921,040)
                                                                                    ------------    ------------

Capital stock transactions:
Cost of shares repurchased                                                            (1,649,484)         --
                                                                                    ------------    ------------
Net increase (decrease) in net assets                                                (50,544,616)      3,701,797

Net Assets:
Beginning of year                                                                    344,611,776     340,909,979
                                                                                    ------------    ------------
End of year                                                                         $294,067,160    $344,611,776
                                                                                    ============    ============


                See accompanying notes to financial statements

Notes to Financial Statements


Organization and Significant Accounting Policies

   Global High Income Dollar Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. Organizational costs have been fully amortized on a straight line basis over a period of 60 months from the date the Fund commenced operations.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--Securities may be valued by outside pricing services approved by a management committee under the direction of the Board of Directors. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sales price, or last bid price available if no sales occur on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term investments that mature in 60 days or less). The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted and/or illiquid securities subject to limitations as to their sale) are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund.

   Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

Notes to Financial Statements


   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

   Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

   Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.

   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

   Option Transactions--For hedging purposes and to enhance income, the Fund may purchase and write (sell) put and call options on debt securities, indices of debt securities and foreign currencies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

   Dividends and Distributions--Dividends and distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent

Notes to Financial Statements


in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of Risk

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

Investment Adviser and Administrator

   The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. At October 31, 1998, the Fund owed Mitchell Hutchins $307,253 in investment advisory and administration fees.

Security Lending

   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended October 31, 1998, PaineWebber earned $116,947 as the Fund's lending agent. At October 31, 1998, the Fund had no securities on loan.

Notes to Financial Statements


Investments in Securities

   For federal income tax purposes, the cost of securities owned at October 31, 1998, was substantially the same as the cost of securities for financial statement purposes.

   At October 31, 1998, the components of net unrealized depreciation of investments were as follows:

      Gross depreciation (investments having an excess of cost over value)            $(45,265,187)
      Gross appreciation (investments having an excess of value over cost)               6,032,158
                                                                                      ------------
      Net unrealized depreciation of investments                                      $(39,233,029)
                                                                                      ============

   For the period ended October 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $244,700,501 and $258,528,558, respectively.

Capital Stock

   There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 22,587,267 shares outstanding at October 31, 1998 Mitchell Hutchins owned 8,969 shares.

   For the period September 17, 1998 (commencement of repurchase program) through October 31, 1998, the Fund repurchased 149,400 shares of common stock at an average market price per share of $10.98 and a weighted average discount from net asset value of 12.26% per share. At October 31, 1998, paid-in-capital was reduced by the cost of $1,649,484 of capital stock repurchased.

Federal Income Tax Status

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended October 31, 1998, undistributed net investment income was decreased by $1,928,210, accumulated net realized gains from investment transactions were increased by $4,298,228 and capital stock was decreased by $2,370,018. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

Global High Income Dollar Fund Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                           For the Years Ended October 31,
                                                             ----------------------------------------------------------
                                                               1998        1997         1996        1995         1994
                                                             --------    ---------    --------    --------    ---------
Net asset value, beginning of year                           $   15.16   $   14.99   $   13.07   $   12.83    $   15.21
                                                             ---------   ---------   ---------   ---------    ---------
Net investment income                                             1.28        1.31        1.30        1.34         1.43
Net realized and unrealized gains (losses) from
   investments and foreign currency                              (2.12)       0.13        1.89        0.21        (2.40)
                                                             ---------   ---------   ---------   ---------    ---------
Net increase (decrease) from investment operations               (0.84)       1.44        3.19        1.55        (0.97)
                                                             ---------   ---------   ---------   ---------    ---------
Dividends from net investment income                             (1.10)      (1.08)      (1.27)      (1.16)       (1.34)
Distributions from net realized gains from investment
   transactions                                                  (0.11)        --          --          --           --
Distributions in excess of net investment income                 (0.10)      (0.19)        --          --           --
Distributions from paid-in-capital                                 --          --          --        (0.15)       (0.07)
                                                             ---------   ---------   ---------   ---------    ---------
Total dividends and distributions to shareholders                (1.31)      (1.27)      (1.27)      (1.31)       (1.41)
                                                             ---------   ---------   ---------   ---------    ---------
Net increase in net asset value resulting from
   repurchase of common stock                                     0.01         --          --          --           --
                                                             ---------   ---------   ---------   ---------    ---------
Net asset value, end of year                                 $   13.02   $   15.16   $   14.99   $   13.07   $    12.83
                                                             =========   =========   =========   =========   ==========
Market value, end of year                                    $   11.50   $   12.81   $   12.63   $   11.63   $    11.50
                                                             =========   =========   =========   =========   ==========
Total investment return (1)                                      (0.70)%     11.47%      20.26%      13.65%      (14.80)%
                                                             =========   =========   =========   =========   ==========
Ratios/supplemental data:

Net assets, end of year (000's)                              $ 294,067   $ 344,612   $ 340,910   $ 297,087    $ 291,752

Expenses to average net assets                                    1.44%       1.42%       1.43%       1.46%        1.50%

Net investment income to average net assets                       8.55%       8.24%       9.18%      10.76%       10.40%

Portfolio turnover rate                                             89%         56%         80%         71%          51%



----------
(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return does not reflect brokerage commissions.

Global High Income Dollar Fund Inc.

Report of PricewaterhouseCoopers LLP, Independent Accountants

To the Shareholders and Board of Directors of Global High Income Dollar Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998

Global High Income Dollar Fund Inc.

Tax Information (unaudited)


   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1998) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that distributions of $1.20 per share were paid during the fiscal year by the Fund and are taxable as ordinary income, and $0.11 per share are taxable as long-term capital gains.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Global High Income Dollar Fund Inc.

General Information


The Fund

   Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $56 billion in assets under management as of November 30, 1998.

Shareholder Information

   The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal and New York Times and Barron's, as well as numerous other publications.

   The Fund's board of directors amended the Fund's bylaws to require that the Fund receive notice of board nominations or proposals that any shareholder wishes to be considered at an annual or special shareholder meeting. This notice will give Fund management an opportunity to inform shareholders of and respond to those nominations and proposals. The amendment will be effective for meetings that occur after the Fund's 1999 annual meeting.

   The amended bylaws require that the Fund receive notice of a nomination or proposal for an annual meeting at least 120 days in advance of the anniversary of the date that the Fund's proxy statement for the previous year's annual meeting was first released to shareholders. For a special shareholder meeting, the Fund must receive notice within seven days of the date on which notice of the special meeting is first given to shareholders. In order to make a nomination or proposal to be considered at the 2000 annual meeting of shareholders, the Fund must receive notice of that nomination or proposal no later than September 20, 1999.

Year 2000 Risks

   Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

   Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Distribution Policy

   The Fund has established a Dividend Reinvestment Plan under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

Global High Income Dollar Fund Inc.

General Information (concluded)


   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

   Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

Directors

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt

Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer



Principal Officers

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Dennis L. McCauley
Vice President

Paul H. Schubert
Vice President and Treasurer

Stuart Waugh
Vice President



Investment Adviser
and Administrator

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

                                ----------

                                Global High
                                Income Dollar
                                Fund Inc.

                                                ANNUAL REPORT

                                October 31, 1998



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